Events after the Reporting Period	12 Months Ended
Dec. 31, 2021
Events after the Reporting Period [Abstract]
Disclosure of events after reporting period [text block]
On February 24, 2022, Russia commenced a large-scale invasion against Ukraine. In response, the West has moved to impose broad-based sanctions targeting Russia, including but not limited to certain Russian banks and the Russian Central Bank, companies, parliamentary members and members of the Russian elite and their families. It is possible that additional sanctions and other measures may be imposed in the future. Developments with regards to the military conflict are fast moving and the extent of any financial and non-financial impact on the Group is currently not known.
As of December 31, 2021, the Group’s operating subsidiary in Russia, OOO "Deutsche Bank" (DB Moscow), had capital of € 0.2 billion, with the foreign currency risk being actively managed and fully hedged as of January 2022. Total assets of DB Moscow amounted to € 1.5 billion, of which approximately € 0.5 billion (Russian Ruble equivalent) was deposited with the Central Bank in Russia. The Group also operates a technology service center in Russia, OOO "Deutsche Bank TechCentre" (DBTC), which is one of several technology centers around the world, with close to 1,600 employees at the end of 2021 (approximately 5 % of the Group’s technology workforce). The Group is continuously assessing the operational setup of DBTC, which could result in additional costs to our cost base in the future.
As of December 31, 2021, the Group’s loan exposure to Russia amounted to € 1.4 billion on a gross basis, which represents approximately 0.3 % of the total loan book. On a net basis, after taking into account guarantees and asset collateral, the loan exposure amounted to € 0.6 billion. The majority of this loan exposure relates to large Russian companies with material operations and cash-flow outside of Russia. Loans may be provided onshore by DB Moscow, or offshore by other Group entities outside of Russia. In addition, the wealth management business has offshore loans to counterparties with a Russian connection, collateralized in line with the Group’s policies. As of December 31, 2021, the Group also had derivative exposures to Russia. The majority of these positions are currently in the process of being unwound with the Group being in a net liability position. Accordingly, no additional material credit risk exists, while contagion market risk and settlement risk may arise. In addition, as of December 31, 2021, exposures related to undrawn commitments amounted to € 1.0 billion and to written financial and trade guarantees to € 0.5 billion.
The Group has managed its market risk to Russia by performing regular risk assessments of its risk profile. To mitigate a broader contagion risk, action was taken was to reduce direct exposure prior to and immediately after events unfolded. This was achieved by entering into additional hedges and selective de-risking. The Group continues to closely monitor the situation by performing further contagion stress testing on different scenarios, with a key focus on potential reactions from the Central Bank of Russia.
The Group’s financial and non-financial exposure to Ukraine is not material but is being closely monitored.
Overall, the potential financial and non-financial impact of the ongoing situation on the Group will depend on how the crisis unfolds. The crisis and its impact on local and global economic conditions could impact our ability to generate revenues or meet our financial targets, increase our costs, negatively impact specific portfolios, result in higher-than-expected credit losses or potential impairments of assets, and potentially have a negative impact on our operations in Russia or Ukraine. Given the uncertainty of the situation, it is currently not possible to estimate any future impact on the financial statements.